Supplemental Financial Information	12 Months Ended
Nov. 03, 2019
Balance Sheet Related Disclosures [Abstract]
Supplemental Financial Information	Supplemental Financial Information
Cash Equivalents
Cash equivalents included $850 million and $1,406 million of time deposits as of November 3, 2019 and November 4, 2018, respectively. As of November 3, 2019 and November 4, 2018, cash equivalents also included $649 million and $202 million, respectively, of money-market funds. For time deposits, carrying value approximates fair value due to the short-term nature of the instruments. The fair value of money-market funds, which was consistent with their carrying value, was determined using unadjusted prices in active, accessible markets for identical assets, and as such they were classified as Level 1 assets in the fair value hierarchy.
Accounts Receivable Factoring
We sell certain of our trade accounts receivable on a non-recourse basis to third-party financial institutions pursuant to factoring agreements. We account for these transactions as sales of receivables and present cash proceeds as cash provided by operating activities in the consolidated statements of cash flows. Total trade accounts receivable sold under the factoring agreements were $1,151 million and $362 million during fiscal years 2019 and 2018, respectively. Factoring fees for the sales of receivables were recorded in other income, net and were not material for any period presented.
Inventory

	November 3, 2019	November 4, 2018

	(In millions)
Finished goods	$339	$483
Work-in-process	414	505
Raw materials	121	136
Total inventory	$874	$1,124

Property, Plant and Equipment, Net

	November 3, 2019	November 4, 2018

	(In millions)
Land	$189	$189
Construction in progress	85	67
Buildings and leasehold improvements	1,078	1,016
Machinery and equipment	3,544	3,257
Total property, plant and equipment	4,896	4,529
Accumulated depreciation and amortization	(2,331)	(1,894)
Total property, plant and equipment, net	$2,565	$2,635

Depreciation expense was $569 million, $515 million and $451 million for fiscal years 2019, 2018 and 2017, respectively.
As of November 3, 2019 and November 4, 2018, we had $35 million and $22 million, respectively, of unpaid purchases of property, plant and equipment included in accounts payable and other current liabilities. Amounts reported as unpaid purchases are presented as cash outflows from investing activities for purchases of property, plant and equipment in the consolidated statements of cash flows in the period in which they are paid.
Other Current Assets

	November 3, 2019	November 4, 2018

	(In millions)
Prepaid expenses	$302	$243
Other (miscellaneous)	427	123
Total other current assets	$729	$366

Other Current Liabilities

	November 3, 2019	November 4, 2018

	(In millions)
Contract liabilities	$1,501	$164
Tax liabilities	229	162
Interest payable	214	165
Accrued rebates	95	161
Other (miscellaneous)	577	160
Total other current liabilities	$2,616	$812

Other Long-Term Liabilities

	November 3, 2019	November 4, 2018

	(In millions)
Unrecognized tax benefits (a) (b)	$3,269	$3,088
Tax indemnification liability	116	116
Other (miscellaneous)	2,228	432
Total other long-term liabilities	$5,613	$3,636

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(a) Refer to Note 11. “Income Taxes” for additional information regarding these balances.
(b) Includes accrued interest and penalties.
Other Income, Net

	Fiscal Year
	2019	2018	2017

	(In millions)
Gain (loss) on investment	$145	$3	$(1)
Interest income	98	114	44
Other income	18	27	55
Other expense	(35)	—	(24)
Other income, net	$226	$144	$74

Other income includes gains (losses) on foreign currency remeasurement and other miscellaneous items.